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                                                                    EXHIBIT 10.6

                                    EXHIBIT G

                               SECURITY AGREEMENT

     This Security Agreement (this "AGREEMENT") is made as of September 30, 2005, by ImaRx Therapeutics, Inc., a Delaware corporation (the "COMPANY"), in favor of Abbott Laboratories, an Illinois corporation ("HOLDER").

                                     RECITAL

     Holder and the Company have executed a Secured Promissory Note (a "NOTE") in connection with the closing of the transactions set forth in that certain Asset Purchase Agreement dated as of September 30, 2005, between the Company and Holder (the "ASSET PURCHASE AGREEMENT"). Pursuant to the terms of the Asset Purchase Agreement, the Company is required to execute and deliver this Agreement for the purpose of granting Holder a security interest in certain of the Company's assets.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

     1. Capitalized Terms. Capitalized terms not defined herein shall have the meanings given such terms in the Note.

     2. Grant of Security Interest. To secure the complete and timely satisfaction of all Obligations, the Company hereby grants to Holder a security interest (with power of sale, to the extent permitted by law or such other security interests as may exist as of the date of this Agreement, upon the occurrence of an Event of Default in all of the Company's right, title and interest in and to all of the collateral set forth on attached Exhibit A (the "COLLATERAL").

     3. Perfection of Security Interests. At any time and from time to time, the Company will execute, file, and record any notice, financing statement, or other instrument, reasonably necessary to create, continue, or perfect the security interest granted by this Agreement or to enable Holder to exercise or enforce its rights under this Agreement.

     4. Term. The term of this Agreement will extend until all Obligations under the Note have been indefeasibly paid in full, as reasonably determined by the parties, at which time the Company and any of its duly appointed officers is hereby authorized to file any termination statement under the Uniform Commercial Code in effect in any jurisdiction to terminate the financing statements that evidence the security interest in the Collateral created by this Agreement and the Note.

     5. Rights and Remedies Upon Default. Beginning on the date on which any Event of Default shall have occurred, and while such Event of Default is continuing:

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          (a) Holder may exercise, in addition to all other rights and remedies granted to it under this Agreement, all rights and remedies of a secured party under the Uniform Commercial Code.

          (b) The Company hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement or any Collateral.

          (c) The Company shall, at the request of Holder, assemble the Collateral at such place or places as may be reasonably designated by Holder.

          (d) Holder may, in its sole discretion, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so.

          (e) Holder may, upon ten (10) days' prior written notice to the Company of the time and place (which notice the Company hereby agrees is commercially reasonable notification for purposes hereof), with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of Holder, sell lease, assign or otherwise dispose of all or any part of such Collateral, at such place or places as Holder deems best, and for cash or for credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of the time or place thereof (except such notice as is required above or by applicable statute and cannot be waived), and Holder or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice and right or equity being hereby expressly waived and released. Holder may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned.

     6. Release of Security Interest. Upon the indefeasible payment in full of the Obligations, Holder will execute and deliver to the Company all deeds, assignments and other instruments, and will take such other actions, as may be necessary or proper to re-vest in the Company full title to the Collateral, subject to any disposition which may have been made by Holder pursuant to this Agreement.

     7. Certain Restrictions. The Company agrees that until the Obligations have been indefeasibly paid in full, the Company will not sell or assign its interest in, or grant any license under, other than in the ordinary course of business in consultation with Holder, the Collateral, or enter into any other agreement with respect to the Collateral that is inconsistent with the Company's obligations under this Agreement, without the prior written consent of Holder; provided, however, that the Company may assign the Collateral to an Affiliate if the Company fully guarantees such Affiliate's performance of all of the Company's obligations hereunder.


                                        2

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The Company further agrees that it will not take any action, or permit any action to be taken by others subject to its control, including licensees, or fail to take any action (solely with respect to any Collateral that are registered patents or registered trademarks), which would affect the validity or enforcement of the rights transferred to Holder under this Agreement. Further, the Company covenants and agrees that, until the Obligations hereunder have been indefeasibly paid in full, the Company will preserve and maintain the Collateral in good working condition and will protect the Collateral against spoilage, deterioration and any other wasting.

     8. Expenses. All expenses incurred in connection with the performance by the Company and Holder of any of the agreements set forth in this Agreement will be borne by the Company. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Holder in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Collateral will be borne by and paid by the Company.

     9. Severability. The provisions of this Agreement are severable, and if any clause or provision is held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability will affect only such clause or provision, or part of such clause or provision, in such jurisdiction, and will not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     10. Modification. This Agreement cannot be altered, amended or modified in any way, except as specifically provided in writing and signed by the Company and Holder.

     11. Binding Effect; Benefits. This Agreement will be binding upon the Company and its successors and permitted assigns, and will inure to the benefit of Holder, its successors, nominees and assigns.

     12. Governing Law. This Agreement shall be governed in all respects by the internal laws of the State of Delaware, excluding that body of law relating to conflict of laws and choice of law.

     13. Headings. Paragraph headings used in this Agreement are for convenience only and will not modify the provisions that they precede.

                            [Signature pages follow.]


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     IN WITNESS WHEREOF, the undersigned has caused this Security Agreement to be duly executed by its officer thereunto duly authorized as of the first date written above.

                                        COMPANY:

                                        IMARX THERAPEUTICS, INC.


                                        By: /s/ Evan Unger
                                            ------------------------------------
                                        Name: Evan Unger
                                        Its: President and CEO


                                        HOLDER:

                                        ABBOTT LABORATORIES


                                        By: /s/ Sean Murphy
                                            ------------------------------------
                                        Name: Sean E. Murphy
                                        Its: Vice President, Global Licensing/
                                             New Business Development


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                                    EXHIBIT A

                                   COLLATERAL

     The Collateral consists of all of ImaRx Therapeutics, Inc.'s (the "COMPANY") right, title and interest in and to the Purchased Assets (as defined in the Asset Purchase Agreement) transferred to the Company by Abbott Laboratories, an Illinois corporation ("ABBOTT"), pursuant to that certain Asset Purchase Agreement (the "ASSET PURCHASE AGREEMENT") dated as of September 30, 2005, between the Company and Abbott, and any written data or research related to the Purchased Assets or developments and improvements in the intellectual property included in the Purchased Assets created by the Company subsequent to the closing of the sale of such Purchased Assets to the Company.